JOINT FILER INFORMATION

         This Form 3 is being filed jointly by the following parties: (i) Bernard C. Sherman ("Dr. Sherman"), who directly owns 579,150 Common Shares of the Issuer, who has sole voting and dispositive control, as the sole trustee, of The Bernard Sherman 2000 Trust ("Sherman Trust"), who has voting and dispositive control, as president and a member, of Sherman Foundation ("Foundation") which directly owns 980,150 Common Shares of the Issuer, and who owns 99% of the outstanding capital stock of Sherman Holdings Inc. ("Sherman Holdings"); (ii) Sherman Trust which owns 99% of the common stock of Shermco Inc. ("Shermco");
(iii) Sherman Holdings which owns 99% of the preferred stock of Shermco; (iv) Shermco which owns all of the outstanding capital stock of Sherfam Inc. ("Sherfam"); (v) Sherfam which directly has beneficial ownership of 10,000,000 Common Shares issuable upon conversion of Preferred Shares, Series A of the Issuer and owns all the outstanding capital stock of Apotex Holdings Inc. ("Apotex Holdings"); (vi) Apotex Holdings which indirectly owns all of the outstanding capital stock of Apotex Inc. ("Apotex"); (vii) Apotex which directly owns 854,400 Common Shares of the Issuer; and (viii) the Foundation which directly owns 980,150 Common Shares of the Issuer. Pursuant to Rule 16a-1(a)(4), the filing of this Form 3 shall not be deemed to be an admission by Sherman Trust, Sherman Holdings, Shermco and Apotex Holdings that any of Sherman Trust, Sherman Holdings, Shermco and Apotex Holdings is, for the purposes of Section 16 of the Securities Exchange Act of 1934, the beneficial owner of any securities covered by this Form 3.


Name: The Bernard Sherman 2000 Trust                 Name: Apotex Holdings Inc.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Bernard C. Sherman                 Designated Filer: Bernard C. Sherman
Issuer and Ticker Symbol: Counsel Corporation        Issuer and Ticker Symbol:  Counsel
(CXSN)                                               Corporation (CXSN)
Date of Event                                        Date of Event
Requiring Statement: December 19, 2003               Requiring Statement: December 19, 2003


By:   s/ Bernard C. Sherman                          By: /s/ Bernard C. Sherman
         ------------------                                  ------------------
         Bernard C. Sherman                                  Bernard C. Sherman
         Sole Trustee                                        President



Name:  Sherman Holdings Inc.
Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9
Designated Filer: Bernard C. Sherman
Issuer and Ticker Symbol: Counsel Corporation
(CXSN)

Date of Event
Requiring Statement: December 19, 2003


By: /s/ Bernard C. Sherman
        ------------------
        Bernard C. Sherman
        President


Name: Shermco Inc.                                   Name: Sherfam Inc.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Bernard C. Sherman                 Designated Filer: Bernard C. Sherman
Issuer and Ticker Symbol: Counsel                    Issuer and Ticker Symbol: Counsel
Corporation (CXSN)                                   Corporation (CXSN)
Date of Event                                        Date of Event
Requiring Statement: December 19, 2003               Requiring Statement: December 19, 2003


By: /s/ Bernard C. Sherman                           By: /s/ Bernard C. Sherman
        -------------------                                  ------------------
        Bernard C. Sherman                                   Bernard C. Sherman
        President                                            President


Name: Sherman Foundation                             Name: Apotex Inc.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Bernard C. Sherman                 Designated Filer: Bernard C. Sherman
Issuer and Ticker Symbol: Counsel                    Issuer and Ticker Symbol: Counsel
Corporation (CXSN)                                   Corporation (CXSN)
Date of Event                                        Date of Event
Requiring Statement: December 19, 2003               Requiring Statement: December 19, 2003


By: /s/ Bernard C. Sherman                           By: /s/ Bernard C. Sherman
        -------------------                                  ------------------
        Bernard C. Sherman                                   Bernard C. Sherman
        President                                            Chairman and Chief Executive
                                                             Officer


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